SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report


                               January 30, 2002
              --------------------------------------------------
              (Date of Report - Date of Earliest Event Reported)


                                  33-02035-A
                           ------------------------
                           (Commission File Number)


                          RAM VENTURE HOLDINGS CORP.
                          --------------------------

         Florida                                               59-2508470
-------------------------------                           -------------------
(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                           Identification No.)

                         3040 East Commercial Boulevard
                         Fort Lauderdale, Florida  33308
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                                  (954) 772-2297
                         -------------------------------
                         (Registrant's Telephone Number)


                             Corrections Services, Inc.
               ----------------------------------------------------
               (Former Name, Former Address and Former Fiscal Year,
                            if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

     On January 15, 2002, the Registrant secured and exercised an option to purchase 130,000 shares of the restricted Common Stock of Creative Beauty Supply, Inc., a publicly held New Jersey corporation with principal offices in Totowa, New Jersey. Through exercise of its Warrant, the Registrant acquired 130,000 shares of Creative Beauty Supply, Inc. ("CVBS") at $.125 or $15,600 in cash.

     The Company's Warrant was acquired during earlier discussions with CVBS in contemplation of an exchange of stock so that the Registrant and Creative Beauty Supply, Inc. might obtain a significant position in each other's common stock.

     On January 30, 2002, following completion of the exchange of stock discussions, the Registrant and Creative Beauty Supply, Inc. entered into an agreement for an exchange of stock pursuant to which the Registrant acquired 500,000 shares of the authorized but previously unissued Common Stock of Creative Beauty Supply, Inc. in exchange for issuance and conveyance of 2,000,000 shares of the Registrant's authorized but previously unissued Common Stock. Upon completion of the exchange of stock, CVBS had acquired 11.8% of the Company's issued and outstanding Common Stock. For its part, when its CVBS stock acquired through exercise of the option is aggregated with the 500,000 shares acquired under the exchange of stock agreement, the Company, post-closing, had acquired an 18.2% ownership interest in Creative Beauty Supply, Inc.

     Creative Beauty Supply, Inc. is a fully reporting company incorporated in the State of New Jersey on or about August 28, 1995.
It operates as a cosmetic and beauty supply distributor at both the retail and wholesale levels. The company's product line is purchased by it from a number of unaffiliated suppliers and manufacturers and is sold on its premises to retail customers and directly to beauty salons. In general the company handles "national" brands carrying consumer recognition considered by the company to be of assistance with respect to sales of its product lines which is advanced by national brand media advertising at no cost to the company. Creative Beauty Supply distributes its products to more than 200 nail and beauty salons almost exclusively located within the northern and central portion of the State of New Jersey.

     The Registrant anticipates acquiring additional ownership interest in Creative Beauty Supply, Inc. and intends to assist that company in seeking one or more opportunities for merger, acquisition or other form of combination for the purpose of expanding and enhancing the company's operations and its shareholder value. The Registrant views the stock exchange agreement transaction as valued at approximately $400,000.

                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAM VENTURE HOLDINGS CORP.



Dated: January 30, 2002              BY:___/s/Norman H. Becker_________
                                        Norman H. Becker, President